Quarterly Report
September 30, 2022
MFS®  Emerging Markets
Equity Portfolio
MFS® Variable Insurance Trust II
FCE-Q3

Portfolio of Investments
9/30/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Airlines – 0.4%
Shanghai International Air Co., Ltd. (a)	15,600	$127,111
Alcoholic Beverages – 5.1%
Ambev S.A., ADR	123,045	$348,217
China Resources Beer Holdings Co. Ltd.	80,000	554,150
Jiangsu Yanghe Brewery JSC Ltd., “A”	6,900	153,886
Kweichow Moutai Co. Ltd., “A”	2,100	552,378
		$1,608,631
Automotive – 4.1%
Hero MotoCorp Ltd.	10,127	$314,885
Mahindra & Mahindra Ltd.	30,227	466,883
PT United Tractors Tbk	241,200	519,940
		$1,301,708
Biotechnology – 0.8%
Hugel, Inc. (a)	3,756	$265,358
Brokerage & Asset Managers – 1.5%
B3 Brasil Bolsa Balcao S.A.	193,200	$467,389
Moscow Exchange MICEX-RTS PJSC (a)(u)	369,124	0
		$467,389
Business Services – 4.2%
Cognizant Technology Solutions Corp., “A”	5,475	$314,484
Kingsoft Cloud Holdings, ADR (a)	16,474	32,783
Tata Consultancy Services Ltd.	18,075	660,917
Tech Mahindra Ltd.	26,889	328,518
		$1,336,702
Chemicals – 1.8%
UPL Ltd.	67,628	$555,580
Computer Software – 2.7%
Naver Corp.	2,958	$394,231
NetEase.com, Inc., ADR	6,206	469,174
		$863,405
Computer Software - Systems – 7.2%
Hon Hai Precision Industry Co. Ltd.	159,000	$507,603
Samsung Electronics Co. Ltd.	47,870	1,758,903
		$2,266,506
Construction – 4.6%
Anhui Conch Cement Co. Ltd.	88,000	$277,361
Gree Electric Appliances, Inc., “A”	65,200	298,177
Midea Group Co. Ltd., “A”	34,700	241,293
Techtronic Industries Co. Ltd.	48,000	453,477
Zhejiang Supor Co. Ltd., “A” (a)	27,000	175,642
		$1,445,950
Consumer Products – 0.3%
AmorePacific Corp.	1,381	$97,572
Consumer Services – 0.2%
New Oriental Education & Technology Group, Inc., ADR (a)	3,271	$78,406

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 8.3%
Delta Electronics, Inc.	28,000	$222,513
Taiwan Semiconductor Manufacturing Co. Ltd.	182,258	2,395,651
		$2,618,164
Energy - Independent – 0.8%
PTT Global Chemical PLC	233,900	$257,340
Energy - Integrated – 4.0%
China Petroleum & Chemical Corp.	1,196,000	$509,710
Galp Energia SGPS S.A., “B”	54,807	525,268
LUKOIL PJSC (u)	6,698	0
Petroleo Brasileiro S.A., ADR	20,038	247,269
		$1,282,247
Engineering - Construction – 0.8%
Doosan Bobcat, Inc.	12,975	$257,438
Food & Beverages – 4.4%
Gruma S.A.B. de C.V.	30,602	$293,112
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	120,841	561,100
Orion Corp.	3,770	270,153
Tingyi (Cayman Islands) Holding Corp.	158,000	270,438
		$1,394,803
Food & Drug Stores – 1.2%
BIM Birlesik Magazalar A.S.	33,190	$207,138
Raia Drogasil S.A.	43,581	183,636
		$390,774
Forest & Paper Products – 0.4%
Suzano S.A.	14,900	$122,916
Insurance – 6.5%
AIA Group Ltd.	74,000	$614,389
Discovery Ltd. (a)	43,697	252,315
Ping An Insurance Co. of China Ltd., “H”	117,500	584,247
Samsung Fire & Marine Insurance Co. Ltd.	4,660	597,740
		$2,048,691
Internet – 7.0%
Allegro.eu S.A. (a)	22,416	$95,976
Baidu, Inc., ADR (a)	1,464	172,005
MakeMyTrip Ltd. (a)	7,878	241,855
Tencent Holdings Ltd.	50,100	1,691,977
		$2,201,813
Leisure & Toys – 0.5%
NCsoft Corp.	277	$66,343
VTech Holdings Ltd.	15,900	90,860
		$157,203
Machinery & Tools – 0.6%
AirTAC International Group	8,000	$183,015
Major Banks – 0.7%
Erste Group Bank AG	10,025	$219,539

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 0.2%
Burning Rock Biotech Ltd., ADR (a)	20,630	$49,306
Metals & Mining – 1.1%
Vale S.A., ADR	27,304	$363,689
Natural Gas - Distribution – 1.3%
China Resources Gas Group Ltd.	132,200	$417,272
Network & Telecom – 0.2%
GDS Holdings Ltd., “A” (a)	24,300	$53,514
Other Banks & Diversified Financials – 10.2%
China Construction Bank Corp.	681,670	$392,277
China Merchants Bank Co Ltd. “A”	38,300	180,823
Credicorp Ltd.	4,258	522,882
Emirates NBD PJSC	55,318	193,525
Grupo Financiero Inbursa S.A. de C.V. (a)	39,847	63,155
HDFC Bank Ltd.	39,300	680,987
Housing Development Finance Corp. Ltd.	19,931	555,013
Komercní banka A.S.	6,416	160,529
Muthoot Finance Ltd.	7,434	94,518
Sberbank of Russia PJSC (a)(u)	286,804	0
Tisco Financial Group PCL	150,900	371,049
		$3,214,758
Pharmaceuticals – 0.4%
Genomma Lab Internacional S.A., “B”	201,791	$138,672
Precious Metals & Minerals – 1.0%
Gold Fields Ltd., ADR	28,386	$229,643
Polymetal International PLC (a)	35,382	77,036
		$306,679
Real Estate – 2.8%
Emaar Properties PJSC	224,754	$351,726
ESR Group Ltd.	104,200	262,835
Hang Lung Properties Ltd.	98,000	159,976
Swire Properties Ltd.	47,000	100,999
		$875,536
Restaurants – 2.8%
Yum China Holdings, Inc.	18,442	$872,860
Specialty Stores – 8.6%
Alibaba Group Holding Ltd. (a)	9,800	$98,303
Alibaba Group Holding Ltd., ADR (a)	13,506	1,080,345
JD.com, Inc., “A”	6,130	154,791
JD.com, Inc., ADR	722	36,317
Lojas Renner S.A.	92,817	479,196
Meituan, “B” (a)	7,400	155,097
Multiplan Empreendimentos Imobiliarios S.A.	34,987	156,763
Vipshop Holdings Ltd., ADR (a)	22,722	191,092
Walmart de Mexico S.A.B. de C.V.	107,274	377,279
		$2,729,183

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – 1.8%
Etihad Etisalat Co.	30,708	$290,978
PT Telekom Indonesia	918,800	269,108
		$560,086
Telephone Services – 0.9%
Hellenic Telecommunications Organization S.A.	20,469	$297,901
Total Common Stocks		$31,427,717
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 2.64% (v)	367,091	$367,128

Other Assets, Less Liabilities – (0.5)%		(165,706)
Net Assets – 100.0%		$31,629,139
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $367,128 and $31,427,717, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PCL	Public Company Limited
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
9/30/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$3,978,397	$6,453,438	$—	$10,431,835
India	241,855	3,657,301	—	3,899,156
South Korea	—	3,707,738	—	3,707,738
Taiwan	—	3,308,782	—	3,308,782
Brazil	2,369,075	—	—	2,369,075
Hong Kong	262,835	1,419,701	—	1,682,536
Mexico	872,218	—	—	872,218
Indonesia	789,048	—	—	789,048
Thailand	—	628,389	—	628,389
Other Countries	1,926,449	1,812,491	0	3,738,940
Mutual Funds	367,128	—	—	367,128
Total	$10,807,005	$20,987,840	$0	$31,794,845
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 12/31/21	$—
Transfers into level 3	0
Balance as of 9/30/22	$0
At September 30, 2022, the fund held three level 3 securities.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$801,674	$6,887,545	$7,322,121	$(43)	$73	$367,128
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,829	$—

Supplemental Information (unaudited) – continued
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of September 30, 2022, are as follows:
China	32.9%
India	12.3%
South Korea	11.7%
Taiwan	10.4%
Brazil	7.5%
Hong Kong	5.3%
Mexico	2.8%
Indonesia	2.5%
Thailand	2.0%
Other Countries	12.6%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.